                               EXHIBIT 10.26

                              PROMISSORY NOTE

                                                          November 14, 1994
$225,000                                             Grand Rapids, Michigan

          FOR VALUE RECEIVED, the undersigned ("Obligor") promises to pay to the order of FAMILY BOOKSTORES COMPANY, INC. ("Payee"), the principal amount of Two Hundred Twenty-five Thousand Dollars ($225,000) and interest on the unpaid principal balance at a rate per annum equal to the lesser of
(i) 8 percent (8%) or (ii) the highest rate permitted by law, without compounding until the principal balance is paid in full.

          The principal of and interest on this Note shall be paid in annual equal installments of Forty-three Thousand Two Hundred Sixteen and 29/100 Dollars ($43,216.29) commencing on the first anniversary of this Note, and continuing each anniversary thereafter until the anniversary date in November, 2001, at which time the remaining balance of principal and interest shall be paid in full. Interest shall accrue from the date of this Note.

          PREPAYMENTS. Obligor may prepay all or part of the principal of this Note at any time without penalty. Any partial prepayment will first be applied to the installment or installments of principal next falling due under this Note. Any proceeds which Obligor is entitled to receive upon the sale of any common stock pledged as security for this Note (net of any amounts due any other secured party with a senior interest in the pledged common stock) shall be applied as a prepayment to discharge Payee's remaining obligations under this Note, and such amount shall be immediately due and payable under this Note.

          SECURITY. This Note and all obligations of Obligor hereunder are secured by Obligor's 1,125 shares of common stock of Payee, as more fully described in a Pledge Agreement entered into between Obligor and Payee of even date herewith (the "Pledge Agreement"), and any and all security agreements, guaranties, mortgages, pledge agreements, assignments, and all other agreements and instruments, if any, given by Obligor to Payee after the date of this Note (collectively, the "Security Documents"). Payee shall have all of the rights and powers set forth in the Security Documents and in any other written agreements given to Payee by Obligor.

          DEFAULT AND ACCELERATION. Upon the occurrence of any event of default under the Security Documents, all or any part of the indebtedness evidenced hereby and all or any part of all other indebtedness and obligations then owing by Obligor to the holder shall, at the option of the holder, become immediately due and payable without notice or demand. If a voluntary or involuntary case in bankruptcy, receivership, or insolvency shall at any time be instituted by or against Obligor or if any levy, writ of attachment, garnishment, execution, or similar process shall be issued against or placed upon any property of Obligor then all such indebtedness shall automatically become immediately due and payable. All or any part of the indebtedness evidenced hereby also may become, or may be declared to be, immediately due and payable under the terms and conditions contained in any Security Document or other agreement hereafter entered into between Obligor and the holder of this Note, including upon the Obligor's voluntary termination of employment with the Payee or the Payee's termination for cause (as defined in the Security Documents) of Obligor's employment with the Payee.

          PLACE AND APPLICATION OF PAYMENTS. Each payment upon this Note shall be made at Payee's address set forth above or such other place as Payee may direct in writing. Any payment upon this Note shall be applied first to any accrued and unpaid interest hereunder, and then to the unpaid principal balance.

          SETOFF. To the maximum extent permitted by law, the holder of this Note shall have the right at any time to set off any indebtedness that the holder then owes to Obligor against any indebtedness evidenced by this Note that is then due and payable.

          REMEDIES. The holder of this Note shall have all rights and remedies provided by law and by agreement of Obligor. Obligor agrees to pay any and all expenses, including reasonable attorney fees and legal expenses, paid or incurred by the holder in protecting and enforcing the rights of and obligations to the holder under any provision of this Note or any Security Document.

          WAIVERS. No delay by Payee in the exercise of any right or remedy shall operate as a waiver thereof. No single or partial exercise by the holder of any right or remedy shall preclude any other or future exercise thereof or the exercise of any other right or remedy. No waiver by the holder of any default or of any provision hereof shall be effective unless in writing and signed by the holder. No waiver of any right or remedy on one occasion shall be a waiver of that right or remedy on any future occasion.

          Obligor waives demand for payment, presentment, notice of dishonor, and protest of this Note and consents to any extension or postponement of time of its payment, to any substitution, exchange, or release of all or any part of any security given to secure this Note, to the addition of any party hereto, and to the release, discharge, waiver, modification, or suspension of any rights and remedies against any person who may be liable for the indebtedness evidenced by this Note.

          ASSIGNMENT. Obligor acknowledges and consents to the assignment of this Note by Payee to Bank of Scotland, as agent for itself and other financial institutions, to collateralize certain obligations of Payee to Bank of Scotland and such other financial institutions.

          WAIVER OF JURY TRIAL. OBLIGOR AND PAYEE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY SECURITY DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER OBLIGOR OR PAYEE.

          APPLICABLE LAW AND JURISDICTION. This Note shall be governed by and interpreted according to the laws of the State of Michigan, without giving effect to principles of conflict of laws. Obligor irrevocably agrees and consents that any action against Obligor for collection or enforcement of this Note may be brought in any state or federal court that has subject matter jurisdiction and is located in, or whose district includes, Kent County, Michigan, and that any such court shall have personal jurisdiction over Obligor for purposes of such action.

          OBLIGOR HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST OBLIGOR BROUGHT BY BANK OF SCOTLAND (INDIVIDUALLY OR AS AGENT AS SET FORTH ABOVE) WITH RESPECT TO THIS NOTE OR ANY SECURITY DOCUMENT MAY BE BROUGHT IN ANY COURT IN THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, as Bank of Scotland may elect, and by execution and delivery of this Note Obligor generally and unconditionally accepts for himself and in respect to his property, generally and unconditionally, the jurisdiction of the aforesaid courts. Obligor waives any right to stay or to dismiss any action or proceeding brought before any of said courts on the basis of FORUM NON CONVENIENS. Obligor agrees that process against Obligor in any such action or proceeding may be served against Obligor by registered or certified mail sent to Obligor at its address set forth below (or such other address as Bank of Scotland is notified of), such service being hereby acknowledged by Obligor as being effective and binding service in every respect. Nothing herein shall affect the right of Payee or Bank of Scotland to serve process in any other manner permitted by applicable law or shall limit the right of Payee or Bank of Scotland to bring actions and proceedings against Obligor in the courts of any other jurisdiction.

          KNOWING AND VOLUNTARY UNDERTAKING. OBLIGOR ACKNOWLEDGES THAT HE HAS CAREFULLY READ THIS ENTIRE NOTE AND THE SECURITY DOCUMENTS AND IS FULLY AWARE OF AND UNDERSTANDS THEIR CONTENTS. OBLIGOR, BY HIS SIGNATURE, ACKNOWLEDGES THAT HE MAKES THIS NOTE AND ENTERS INTO THE SECURITY DOCUMENTS KNOWINGLY AND VOLUNTARILY, AFTER AMPLE TIME FOR REFLECTION AND CONSIDERATION AND THE OPPORTUNITY TO CONSULT WITH HIS OWN ATTORNEY AND AFTER EITHER HAVING DONE SO OR VOLUNTARILY DECLINING TO DO SO.

          Signed as of the date first written above.


                                   \S\ LESLIE E. DIETZMAN
                                   --------------------------------
                                   Leslie E. Dietzman

                                   3730 Honeycreek, N.E.
                                   Ada, Michigan 49301
STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )


          Subscribed and sworn to before me this 12th day of November, 1994.


                                   /S/ MATTHEW E. MARTIN
                                   --------------------------------
                                   Matthew E. Martin, Notary Public
                                   Kent County, Michigan.
                                   My commission expires: 6-29-96